                                                                       Exhibit 1

LIFE FINANCIAL CORPORATION CORRECTION

RIVERSIDE, Calif., March 27, 2001-- LIFE Financial Corporation (NASDAQ: LFCO) (the "Company"), announced the correction of its release issued March 23, 2001. The fourth quarter of 2000 loss is $8.9 million, or ($1.34) per basic and diluted share, compared with a loss of $21.3 million, or ($3.23) per basic and diluted share for the quarter ended December 31, 1999. The net loss for the year ended December 31, 2000 is $20.8 million, or ($3.12) per basic and diluted share, compared to net loss of $17.8 million, or ($2.71) per basic and diluted share, for the year ended December 31, 1999. The previously reported results reflected an adjustment in the carrying value of the Participation Contract (which, represents residual interests in certain asset securitizations) of $2.8 million net of taxes as an adjustment to stockholders' equity. The revised release reflects the valuation adjustment as a charge to earnings.


FORWARD-LOOKING COMMENTS

The statements contained in this release that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management.

Actual results may differ from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties. These include, but are not limited to, the following risks:

     Changes in the performance of the financial markets;
     Changes in the demand for and market acceptance of the Company's products and services;
     Changes in general economic conditions including interest rates, presence of competitors with greater financial resources, and the impact of competitive products and pricing;
     The effect of the Company's policies;
     The continued availability of adequate funding sources; and various legal, regulatory and litigation risks.

FOR INFORMATION ON LIFE FINANCIAL-PLEASE E-MAIL YOUR REQUEST TO rpainter@lifebank.net OR CALL ROY L. PAINTER, CHIEF FINANCIAL OFFICER AT
909.637.4095 OR STEVEN R. GARDNER, PRESIDENT AND CHIEF EXECUTIVE OFFICER AT
909.637.4110. PLEASE INCLUDE YOUR PHONE, FACSIMILE AND MAILING ADDRESS.


                                       1

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LIFE FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
UNAUDITED (In thousands)


                                                    (Restated)
                                                   December 31,   December 31,
ASSETS                                                 2000           1999
--------------------------------------------        ---------      ---------
Cash and cash equivalents                           $   7,810      $  17,315
Federal Funds Sold                                        730          3,000
Securities Held under Repurchase Agreements            25,000           --
Participation Contract                                  4,429          9,288
Investment Securities Available for Sale               42,370           --
Investment Securities Held to Maturity                   --           32,833
Loans:
      Loans held for sale                                --          330,727
      Loans held for investment                       322,108        106,350
Allowance for loan losses                              (5,384)        (2,749)
                                                    ---------      ---------
      Net loans                                       316,724        434,328
Mortgage servicing rights                               5,652          6,431
Accrued interest receivable                             3,187          3,676
Foreclosed real estate                                  1,683          2,214
Premises and equipment                                  3,100          6,003
Income taxes receivable                                   202         18,653
Deferred income taxes                                     901          5,196
Other assets                                            2,633         12,964
                                                    ---------      ---------
TOTAL ASSETS                                        $ 414,421      $ 551,901
                                                    =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------
LIABILITIES:
Deposit accounts                                    $ 345,093      $ 468,859
Other borrowings                                       47,120         17,873
Subordinated debentures                                 1,500          1,500
Accrued expenses and other liabilities                  6,808         29,207
                                                    ---------      ---------
Total liabilities                                     400,521        517,439
                                                    ---------      ---------

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value                               67             67
Additional paid-in capital                             42,575         42,525
Retained earnings                                     (28,912)        (8,130)
Accumulated adjustments to stockholders' equity           170           --
                                                    ---------      ---------
Total stockholders' equity                             13,900         34,462
                                                    ---------      ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $ 414,421      $ 551,901
                                                    =========      =========

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LIFE FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
UNAUDITED (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                                         --------------------------    --------------------------
                                                                          (Restated)                    (Restated)
                                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
INTEREST INCOME:                                                             2000          1999           2000           1999
----------------------------------------------------------------------   -----------    -----------    -----------    -----------
Loans                                                                    $     7,661    $    11,555    $    39,262    $    40,991
Other interest-earning assets                                                    822            366          3,221          5,387
                                                                         -----------    -----------    -----------    -----------
      Total interest income                                                    8,483         11,921         42,483         46,378

INTEREST EXPENSE:
Interest-bearing deposits                                                      5,766          6,144         25,572         22,000
Subordinated debentures                                                           53             53            472            210
Other borrowings                                                                 501            876          2,402          3,367
                                                                         -----------    -----------    -----------    -----------
      Total interest expense                                                   6,320          7,073         28,446         25,577
                                                                         -----------    -----------    -----------    -----------

NET INTEREST INCOME                                                            2,163          4,848         14,037         20,801

PROVISION FOR LOAN LOSSES                                                      2,194          2,744          2,910          5,382
                                                                         -----------    -----------    -----------    -----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                              (31)         2,104         11,127         15,419

NONINTEREST INCOME:
Loan servicing fee income                                                        594          1,446          3,344          4,967
Bank and other fee income                                                        155            102            568            355
Net gain (loss) on mortgage banking operations                                   204            (45)        (5,684)         8,599
Net gain/ (loss) from participation contract and investment securities        (3,823)          --           (4,848)          --
Net gain (loss) on residual mortgage-backed securities                           131        (31,901)           295        (31,888)
Other income/ (loss)                                                             174            100            546            789
                                                                         -----------    -----------    -----------    -----------
     Total noninterest income                                                 (2,565)       (30,298)        (5,779)       (17,178)

NONINTEREST EXPENSE:
Compensation and benefits                                                      2,139          3,358         10,848         12,394
Premises and occupancy                                                           820          1,117          4,059          4,037
Data processing                                                                  236            529          1,072          1,642
Net loss on foreclosed real estate                                               270             90            589             31
Restructuring charges                                                            335           --              849           --
Other expense                                                                  1,147          2,165          5,710          9,381
                                                                         -----------    -----------    -----------    -----------
        Total noninterest expense                                              4,947          7,259         23,127         27,485
                                                                         -----------    -----------    -----------    -----------
LOSS FROM OPERATIONS                                                          (7,543)       (35,453)       (17,779)       (29,244)
PROVISION (BENEFIT) FOR INCOME TAXES                                           1,379        (14,134)         3,003        (11,405)
                                                                         -----------    -----------    -----------    -----------
NET LOSS FROM OPERATIONS                                                 $    (8,922)   $   (21,319)   $   (20,782)   $   (17,839)
                                                                         ===========    ===========    ===========    ===========

Basic Average Shares Outstanding                                           6,668,436      6,606,316      6,668,231      6,575,189
Basic Earnings (Loss) per Share                                               ($1.34)        ($3.23)        ($3.12)        ($2.71)

Diluted Average Shares Outstanding                                         6,668,436      6,606,316      6,668,231      6,575,189
Diluted Earnings (Loss) per Share                                             ($1.34)        ($3.23)        ($3.12)        ($2.71)


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LIFE FINANCIAL CORPORATION AND SUBSIDIARIES
STATISTICAL INFORMATION
UNAUDITED (IN THOUSANDS)

                                                                      (Restated)
ASSET QUALITY:
Non-accrual loans                                                     $  22,616
Real estate owned                                                     $   1,683
Charge offs                                                           $     407
Charge offs to average loans                                               0.10%
Non-accrual loans to total gross loans                                     6.75%
Non-accrual loans to total assets                                          5.46%
Allowance for credit losses to total gross loans                           1.61%
Allowance for credit losses to non-accrual loans                          23.81%

AVERAGE BALANCE SHEET:
Total assets                                                          $ 522,078
Loans                                                                 $ 417,507
Deposits                                                              $ 432,409
Borrowings                                                            $  37,839

NET INTEREST MARGIN                                                        2.95%

SHARE DATA:
Book value                                                            $    2.08
Market value(Closing Price)                                           $  0.6875

LIFE BANK CAPITAL RATIOS:
Tangible Equity Capital Ratio                                              4.33%
Core Capital Ratio                                                         4.33%
Tier 1 Risk-based Capital Ratio                                            5.73%
Risk-based Capital Ratio                                                   6.99%